UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2012

Item 1. Report to Stockholders.

Global Equity Fund

SEMI-ANNUAL REPORT

For the Six Months Ended

December 31, 2012

Table of Contents

A Message to Our Shareholders	2
Percentage of Holdings by Country	9
Expense Example	9
Schedule of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	22
Approval of Investment Advisory Agreement	31
Additional Information	34

Portfolio 21 Global Equity Fund

Dear Shareholders and Friends,

Global stock markets produced strong returns during the second half of 2012 and the Portfolio 21 Global Equity Fund (the “Fund”) more than kept pace, outperforming the primary benchmark by over 2%.  As pleased as we are to have been able to deliver a strong finish to a good year for you, we are more enthusiastic about the quality of the portfolio.  We are continuously searching the world for high quality companies that are also leaders in environmental, social, and corporate governance practices–and whose stocks can be purchased for what we believe are reasonable valuations.  We like what we have been seeing in this regard.  We believe the portfolio continues to be well positioned, given the ongoing mix of bits of positive economic news, tempered by the realities of slower than hoped for economic growth, along with the well-known debt loads of the world’s developed country governments.

As of December 31, 2012, the Fund’s assets were $381.8 million.  Performance is presented below:

			Average Annual				Gross
	6	1	3	5	10	Since	Expense
	Month	Year	Years	Years	Years	Inception	Ratio
Retail (PORTX)
Inception: 9/30/99	11.97%	15.17%	5.00%	-0.43%	8.12%	4.35%	1.47%
Institutional (PORIX)
Inception: 3/30/07	12.14%	15.51%	5.31%	-0.13%	8.44%	4.66%	1.17%
MSCI World
Equity Index (Gross)	9.64%	16.54%	7.53%	-0.60%	8.08%	3.05%
MSCI World
Equity Index (Net)	9.36%	15.83%	6.93%	-1.18%	7.51%	2.54%

PORIX performance reflects a blend of retail class shares (PORTX) and institutional class shares (PORIX) adjusted to reflect institutional class (PORIX) fees.  PORTX performance is used from fund inception date, 9/30/99, until the launch of PORIX on 3/30/07.  PORIX performance is used from 3/30/07 to date.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 877-351-4115 or by visiting www.portfolio21.com.  The Fund will assess a 2.00% fee on certain redemptions for shares purchased and held for less than 2 months.  Performance data does not reflect the redemption fee.  If it had, returns would be lower.

Annual environmental review completed

Searching the world for quality companies is a major portion of the work done every day at Portfolio 21.  However, monitoring and researching our current holdings, the companies in which we have already invested your funds, is also a daily process and arguably more important than looking for that next great opportunity.  As we work to monitor the financial results of the companies in the Fund, we are able to gain insight into their financial performance through their regular reporting cycle and required filings with the Securities and Exchange Commission in the U.S., or foreign counterparts for non-U.S. securities.  However, as we work to monitor companies’ environmental, social, and governance (ESG) performance we have no industry standard or government-required reporting structure to turn to for information.  This is why our research analysts are continuously gathering information from various sources about industries and specific companies.

Over and above our ongoing monitoring, we conduct a formal, in-depth review of every one of the stocks in the Fund each year.  The review process uses tools that are proprietary to Portfolio 21 and involves desk research drawing upon independent sources as well as direct company engagement.  This process takes several weeks to complete and results in updated company and industry profiles; ESG issues and practices are progressing rapidly and these reviews allow us to stay abreast of our current holdings, as well as emerging industry best practices.  2012’s review of holdings was completed during the second half of the year and we are pleased to report no adverse findings.  In fact, we are very pleased with the leadership and innovation occurring among the companies in the Fund.

Recent Divestments due to ESG Criteria:  Ecolab & United Natural Foods

However, after the annual reviews were completed, events occurred at two Fund holdings, Ecolab and United Natural Foods, Inc., that caused us to divest our positions in those companies.

Ecolab was sold as a result of the company’s proposed acquisition of Champion Technologies, which followed the firm’s 2011 acquisition of Nalco.  These water treatment related acquisitions significantly increase Ecolab’s exposure to the energy sector, as their products are used in oil and gas production.  Prior to these acquisitions, Ecolab had virtually no exposure to the fossil fuel sector; their business was making and selling cleaning and sanitation solutions to the food service, consumer, and healthcare sectors. During our initial research on Ecolab, Portfolio 21 engaged the company in lengthy discussions to ensure that it met our raw material guidelines; specifically that it was dedicated to formulating non-toxic substances with the least impact on human and environmental health.  With Ecolab’s recent acquisitions, Portfolio 21 does not anticipate that these same standards will be met.  We believe that Ecolab’s risk profile has shifted with its new increased emphasis on the fossil fuel sector and that the company will likely face more stringent chemical regulations and increased litigation.

We also sold our shares in United Natural Foods, Inc. (UNFI), the largest distributor of natural foods in the U.S.  On the evening of December 10, 2012 workers at the company’s Washington distribution center went on strike, citing 50 unfair labor practice violations.  On December 13, UNFI published a press release, stating that “It is pleased that members of Teamsters Local 117 have voted to end its strike and return to work.”  UNFI also stated that it looked forward to continuing negotiations; however, when the union workers returned, 72 of the 163 warehouse workers who went on strike had been fired.  In solidarity, the strike resumed that evening.  Portfolio 21 wrote to the company seeking additional information on the specific steps it was taking to improve its employee relations and did not receive a response.  The company’s poor treatment of its workers and lack of transparency in its communications led us to sell the stock during the first days of 2013.

Strong leadership by Natura Cosmeticos

Brazilian cosmetics company Natura Cosmeticos, a holding for over five years, demonstrated especially strong leadership during the fourth quarter.  The company’s business is based on the “sustainable use of natural resources and respect for regional and local cultural traditions.”  Natura Cosmeticos works closely with its suppliers in the promotion of organic and biodynamic agricultural models.  Recently, the company launched its Sustainable Supply Chain strategy for suppliers.  This strategy’s social and environmental indicators measure a supplier’s performance on carbon emissions, water consumption, solid waste generation, investment in education, training, inclusion of disabled employees, and occupational safety.  Natura Cosmeticos has also completely eliminated the use of parabens from its production formulations.  Parabens are allowed in cosmetic formulations in most countries; however, Natura Cosmeticos banned these chemicals based on the lack of consensus regarding their safety.  Portfolio 21 believes that the company’s leadership and transparency surrounding its supply chain and raw material inputs will place the company at a competitive advantage by minimizing its exposure to future chemical regulations and operating risks.

Management Discussion of Fund Performance

Equity markets rallied over the past six months as investor confidence in a sustained global economic recovery strengthened.  After four years, we appear to be moving beyond the financial crisis.  Europe is stabilizing and an economic rebound appears to be more plausible.  China is improving on greater global demand for its manufactured goods and the U.S. economy is making positive strides in the hardest hit employment and housing sectors.  Furthermore, sustained central bank intervention has made equities more attractive than other asset classes.

Every economic sector in the MSCI World Equity Index exhibited positive performance returns during the second half of 2012.  With the exception of the information technology sector, the more economically sensitive sectors performed the best.  The Fund’s higher-than-benchmark weighting in the industrials and healthcare sectors boosted performance.  A dozen of the Fund’s industrial holdings appreciated double-digit percentages.  Shares of Generac Holdings jumped more than 80% over the period on strong product demand due to power disruptions caused by recent severe storm activity.  Canadian Pacific Railway, Eaton, and Schneider Electric all appreciated more than 30% on company-specific optimism.  In healthcare, several of the Fund’s top holdings gained more than 10% due to solid financial results, including Roche, Novo Nordisk, and Baxter International.

The biggest performance detractor for the Fund over the last six months was underrepresentation in financial services stocks.  The financial sector produced the highest returns for the benchmark and also represents its highest weighting.  We continue to vet investment opportunities here, but we are not as enthusiastic as other investors on the sector.  Lower-than-benchmark performance in the consumer discretionary sector also acted as a drag on Fund performance during the period.  Nike and Accor performed very well, but Staples and Tractor Supply lost value.  However, this was more than offset by the strong performance of consumer staples stocks in the Fund.  Svenska Cellulosa, Natura Cosmeticos, and Henkel all rose more than 20% on robust sales in emerging market economies.

We are pleased with the operating fundamentals of the current Fund holdings on average compared with the global equity market.  We continue to find companies with above-average profit and growth characteristics.  We find that the price we have to pay for what we consider to be excellent companies is reasonable compared with the market and by historic standards.  The following table highlights some of the past, present, and future metrics that illustrate the Fund’s fundamental and valuation positives.

	Portfolio 21 Global	MSCI World
	Equity Fund	Equity Index
Growth measures:
EPS – 5 Year Geometric Growth (Latest Filing)	6.47	4.94
EPS – Estimated Long Term Growth	11.56	10.42
Last 12 months Sales Growth	7.71	4.17
Profitability measures:
5 Year Average Return On Equity
(Latest Filing)	27.23	19.40
Estimated ROE (Forward 12 Months)	23.93	19.77
5 Year Average Net Profit margin	14.81	13.73
Valuation measures:
5 Year Average P/E Ratio	17.58	17.57
Current P/E Ratio (Trailing 12 Months)	17.54	16.06
Estimated P/E Ratio (Forward 12 Months)	13.68	13.14

This is not a forecast of the Fund’s future performance.  Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Companies are generally in good fundamental shape and expectations are for modest profit gains as we head into 2013.  That being said, there are some things worth noting on the risk side of the ledger:

•
While a greater than average number of S&P 500 companies beat their earnings estimates for the third quarter, over half of the companies missed their revenue estimates, which indicates cost cutting is still a major driver of profit increases.

•
In our opinion, big banks, due to lack of meaningful legislation since 2009, are still “too big too fail,” more opaque, and more risk-oriented than ever.  This could present an ongoing risk to a recovering world financial system.

•	“Fixes” to Europe and the Fiscal Cliff contained more than a little deferment, which will need to be dealt with at some future point.

•
The Federal Reserve continues to pump liquidity into the U.S. economy and has been successful in its stated goal of raising stock prices.  What remains to be seen are the consequences of such money printing, both intended and unintended, once it stops and interest rates begin to rise.

Given these risks, among others, and the projected moderating of corporate profits, we continue to hold and seek companies whose growth prospects are least affected, due to product, market, and business model advantages.

Since Portfolio 21 began in 1999, we have remained true to our investment philosophy and long-term approach.  We believe Portfolio 21’s investment process identifies companies that have a higher probability of adaptation in the context of ecological limits, making them better investments over the long term.  As always, we welcome your comments and questions.  You can reach us at welcome@portfolio21.com.

Sincerely,

The Portfolio 21 Investment Management Team

John Streur	Jim Madden	Tony Tursich
President	Chief Investment Officer	Senior Portfolio Manager

Beth Williamson	Emily Lethenstrom
Senior Research Analyst	Senior Research Analyst

Opinions expressed are subject to change at anytime, are not guaranteed and should not be considered investment advice.

The Fund invests in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting standards. The Fund invests in smaller companies that involve additional risks such as limited liquidity and greater volatility.

The Fund’s environmental policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have an environmental policy.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the following semi-annual report for the Fund’s holdings as of December 31, 2012.

Current and future portfolio holdings are subject to risk.

The MSCI World Equity Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.  An investment cannot be made directly in an index.  Gross total return indices reinvest as much as possible of a company’s dividend distributions.  The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company.  Gross total return indices do not, however, include any tax credits.  Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Fund including investment objectives, risks, charges, and expenses.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.

Earnings per share is calculated by taking the total earnings divided by the number of shares outstanding.  Five Year Geometric Growth is the estimated compounded annual growth rate of earnings per share over the past five years.  Estimated Long Term Growth is the current estimated compounded annual growth rate of earnings per share over the company’s next full business cycle (typically 3-5 years).

Return on Equity is the amount, expressed as a percentage, earned on a company’s common stock investment for a given period.

S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the U.S. equity market.

The SEC does not approve or disapprove of these securities.

The Fund is distributed by Quasar Distributors, LLC.

Portfolio 21 Global Equity Fund

PORTFOLIO HOLDINGS BY COUNTRY at December 31, 2012 (Unaudited)

	Portfolio Holdings	Percent of Net Assets
Belgium	$4,344,812	1.1%
Brazil	11,015,880	2.8%
Canada	8,774,505	2.3%
Denmark	25,397,075	6.5%
France	20,892,929	5.4%
Germany	4,936,290	1.3%
Hong Kong	9,642,271	2.5%
Ireland	9,858,900	2.5%
Japan	4,526,490	1.2%
Netherlands	9,732,322	2.5%
Portugal	3,867,301	1.0%
South Korea	11,626,584	3.0%
Spain	4,939,617	1.3%
Sweden	28,673,503	7.4%
Switzerland	26,282,221	6.8%
Taiwan	2,145,000	0.6%
United Kingdom	16,335,320	4.2%
United States	184,826,937	47.6%
Other Assets in Excess
of Liabilities	62,118	0.0%*
Total	$387,880,075	100.0%
* Less than 0.05%.

EXPENSE EXAMPLE for the Six Months Ended December 31, 2012 (Unaudited)

As a shareholder of Portfolio 21 Global Equity Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees, distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/12 –12/31/12).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, the Fund’s transfer agent currently charges a $15.00 fee.  You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem your shares less than 60 days after

Portfolio 21 Global Equity Fund

EXPENSE EXAMPLE (Unaudited), Continued

you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Portfolio 21 Global Equity Fund

EXPENSE EXAMPLE (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/12	12/31/12	7/1/12 – 12/31/12*
Portfolio 21
Global Equity Fund –
Retail Class Actual	$1,000	$1,120	$7.75
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$7.37

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/12	12/31/12	7/1/12 – 12/31/12*
Portfolio 21
Global Equity Fund –
Institutional Class Actual	$1,000	$1,121	$6.15
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$5.85

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.45% for Retail Class shares and 1.15% for Institutional Class shares multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2012 (Unaudited)

Shares		Value

COMMON STOCKS: 94.5%

Automobiles & Components: 2.3%
59,000	Deere & Co.
	(United States)	$5,098,780
130,000	Johnson
	Controls, Inc.
	(United States)	3,991,000
		9,089,780
Banks: 1.6%
450,000	New Resource Bank
	(United States)
	(a)(b)	1,800,000
50,000	The Toronto
	Dominion Bank
	(Canada) (a)	4,209,812
		6,009,812
Capital Goods: 7.2%
261,200	Ameresco, Inc.
	(United States) (a)	2,562,372
240,000	Atlas Copco AB –
	Class A (Sweden)	6,655,268
102,000	Eaton Corp.
	PLC (Ireland)	5,528,400
60,000	Schneider Electric
	SA (France)	4,394,469
213,300	SKF AB –
	Class B (Sweden)	5,402,378
80,000	Tennant Co.
	(United States)	3,516,000
		28,058,887
Commercial Services & Supplies: 2.4%
40,000	IHS, Inc.
	(United States) (a)	3,840,000
165,000	Waste Management,
	Inc. (United States)	5,567,100
		9,407,100
Communications Equipment: 1.6%
600,000	Ericsson (Sweden)	6,060,750

Computers & Peripherals: 1.8%
12,800	Apple, Inc.
	(United States)	6,822,784

Construction & Engineering: 1.4%
195,000	Quanta Services, Inc.
	(United States) (a)	5,321,550

Consumer Durables & Supplies: 3.1%
237,481	Koninklijke Philips
	Electronics NV
	(Netherlands)	6,288,578
116,000	Nike, Inc.
	(United States)	5,985,600
		12,274,178
Diversified Financial Services: 1.0%
32,000	Intercontinental-
	Exchange, Inc.
	(United States) (a)	3,961,920

Electrical Equipment: 1.1%
128,660	Generac Holdings,
	Inc. (United States)	4,414,324

Electronic Products: 0.7%
200,000	Corning, Inc.
	(United States)	2,524,000

Food & Staples Retailing: 2.1%
200,000	Jeronimo Martins,
	SGPS, SA
	(Portugal)	3,867,301
80,000	United Natural
	Foods, Inc.
	(United States) (a)	4,287,200
		8,154,501
Food, Beverage & Tobacco: 2.9%
200,000	Cosan Ltd. –
	Class A (Brazil)	3,462,000
65,000	Danone (France)	4,295,825
90,000	Unilever PLC
	(Netherlands)	3,443,743
		11,201,568
Health Care Equipment & Supplies: 4.4%
140,000	Baxter
	International, Inc.
	(United States)	9,332,400
75,000	Covidien PLC
	(Ireland)	4,330,500

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2012 (Unaudited), Continued

Shares		Value

Health Care Equipment & Supplies (Continued)
300,000	Smith & Nephew
	PLC (United
	Kingdom)	$3,316,185
		16,979,085
Hotels, Restaurants & Leisure: 0.8%
90,000	Accor SA (France)	3,210,047

Household & Personal Products: 0.7%
100,000	Natura Cosmeticos
	SA (Brazil)	2,863,980

Insurance: 1.2%
138,300	Metlife, Inc.
	(United States)	4,555,602

Internet Software & Services: 1.7%
130,000	eBay, Inc.
	(United States) (a)	6,632,600

Life Sciences Tools & Services: 1.0%
80,000	Life Technologies
	Corp. (United
	States) (a)	3,926,400

Machinery: 0.8%
120,000	Xylem, Inc.
	(United States)	3,252,000

Materials: 7.0%
235,000	Novozymes A/S –
	Class B (Denmark)	6,670,860
70,000	Nucor Corp.
	(United States)	3,022,600
50,000	Praxair, Inc.
	(United States)	5,472,500
342,000	Svenska Cellulosa
	AB – Class B
	(Sweden)	7,435,973
78,464	Umicore (Belgium)	4,344,812
		26,946,745
Personal Products: 1.3%
35,000	L’oreal (France) (a)	4,870,014

Pharmaceuticals & Biotechnology: 13.1%
160,000	Novartis AG
	(Switzerland)	10,107,726
115,000	Novo-Nordisk A/S
	(Denmark)	18,726,215
80,000	Roche Holdings
	AG (Switzerland)	16,174,495
65,000	Waters Corp.
	(United States) (a)	5,662,800
		50,671,236
Real Estate: 1.8%
30,000	Jones Lang Lasalle,
	Inc. (United States)	2,518,200
17,000	Unibail-Rodamco
	SA – REIT –
	(France)	4,122,575
		6,640,775
Retailing: 2.0%
90,000	Hennes & Mauritz
	AB – Class B
	(Sweden)	3,119,134
45,000	The TJX Companies,
	Inc. (United States)	1,910,250
32,000	Tractor Supply
	Co. (United States)	2,827,520
		7,856,904
Semiconductors & Semiconductor
Equipment: 4.4%
275,000	Applied Materials,
	Inc. (United States)	3,146,000
8,092	Samsung
	Electronic Co. Ltd.
	(South Korea)	11,626,584
125,000	Taiwan
	Semiconductor
	Manufacturing
	Company Ltd. SA –
	ADR (Taiwan)	2,145,000
		16,917,584
Software & Services: 7.3%
115,000	Adobe Systems, Inc.
	(United States) (a)	4,333,200
146,000	Autodesk, Inc.
	(United States) (a)	5,161,100

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2012 (Unaudited), Continued

Shares		Value

Software & Services (Continued)
26,500	Google, Inc.
	(United States) (a)	$18,798,305
		28,292,605
Technology Hardware & Equipment: 5.4%
300,000	Cisco Systems, Inc.
	(United States)	5,895,000
46,000	International
	Business Machines
	Corp. (United States)	8,811,300
55,000	Itron, Inc.
	(United States) (a)	2,450,250
115,000	NetApp, Inc.
	(United States) (a)	3,858,250
		21,014,800
Telecommunication Services: 2.6%
550,000	China Mobile Ltd.
	(Hong Kong)	6,472,236
150,000	Vodafone Group
	PLC (United
	Kingdom) – ADR	3,778,500
		10,250,736
Transportation: 4.6%
45,000	Canadian Pacific
	Railway Ltd.
	(Canada) (a)	4,564,693
70,000	East Japan
	Railway Co. (Japan)	4,526,490
75,000	Expeditors
	International of
	Washington, Inc.
	(United States)	2,966,250
30,000	FedEx Corp.
	(United States)	2,751,600
800,000	MTR Corp.
	(Hong Kong)	3,170,035
		17,979,068
Utilities: 5.2%
30,000	ITC Holdings Corp.
	(United States)	2,307,300
400,000	National Grid PLC
	(United Kingdom)	4,587,789
200,000	Ormat Technologies,
	Inc. (United States)	3,856,000
100,000	Red Electrica
	Corporacion SA
	(Spain)	4,939,618
200,000	SSE PLC
	(United Kingdom)	4,652,846
		20,343,553
TOTAL COMMON STOCKS
(Cost $265,745,756)		366,504,888

PREFERRED STOCKS: 2.5%

Banks: 1.2%
270,000	Banco Bradesco
	SA (Brazil)	4,689,900

Household & Personal Products: 1.3%
60,000	Henkel KGaA
	(Germany)	4,936,290

TOTAL PREFERRED STOCKS
(Cost $6,821,407)		9,626,190

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2012 (Unaudited), Continued

Shares	Value

SHORT-TERM INVESTMENT: 3.0%

Money Market Fund: 3.0%
11,686,879	Fidelity Money
Market Portfolio –
Select Class,
0.090%^	$11,686,879

TOTAL SHORT-TERM INVESTMENT
(Cost $11,686,879)	11,686,879

TOTAL INVESTMENTS IN SECURITIES: 100.0%
(Cost $284,254,042)	387,817,957
Other Assets in Excess
of Liabilities: 0.0%#	62,118
TOTAL NET ASSETS: 100.0%	$387,880,075

(a)	Non-income producing security.
(b)	A portion of this security is considered illiquid. As of December 31, 2012 the total market value of securities considered illiquid was $1,800,000 or 0.5% of net assets.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
^	Seven-day yield as of December 31, 2012.
#	Less than 0.05%.

Percent
of Total
Country	Net Assets
Belgium	1.1%
Brazil	2.8%
Canada	2.3%
Denmark	6.5%
France	5.4%
Germany	1.3%
Hong Kong	2.5%
Ireland	2.5%
Japan	1.2%
Netherlands	2.5%
Portugal	1.0%
South Korea	3.0%
Spain	1.3%
Sweden	7.4%
Switzerland	6.8%
Taiwan	0.6%
United Kingdom	4.2%
United States	47.6%
Other Assets in Excess
of Liabilities#:	0.0%
100.0%

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2012 (Unaudited)

ASSETS
Investments in securities, at value (Cost $284,254,042)	$387,817,957
Cash	85
Receivables:
Dividends and interest	685,649
Fund shares sold	658,579
Prepaid expenses	25,567
Total assets	389,187,837

LIABILITIES
Payables:
Currency payable	88
Fund shares redeemed	631,913
Investment advisory fees	310,238
Administration fees	67,064
Custody fees	24,442
Fund accounting fees	18,954
Distribution fees	156,626
Transfer agent fees	66,784
Chief Compliance Officer fees	3,254
Other accrued expenses	28,399
Total liabilities	1,307,762
NET ASSETS	$387,880,075

COMPONENTS OF NET ASSETS
Paid-in capital	$327,805,922
Accumulated net investment loss	(961,031)
Accumulated net realized loss on investments and
foreign currency transactions	(42,528,207)
Net unrealized appreciation on investments	103,563,915
Net unrealized depreciation on foreign currency and
translation of other assets and liabilities in foreign currency	(524)
Net assets	$387,880,075
Retail Class:
Net Assets	$256,171,813
Shares issued and outstanding
(unlimited number of shares authorized without par value)	7,632,973
Net asset value, offering price, and redemption price per share	$33.56
Institutional Class:
Net Assets	$131,708,262
Shares issued and outstanding
(unlimited number of shares authorized without par value)	3,935,037
Net asset value, offering price, and redemption price per share	$33.47

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENT OF OPERATIONS For the six months ended December 31, 2012 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $139,255)	$3,097,966
Interest	5,275
Total investment income	3,103,241

EXPENSES
Investment advisory fees	1,805,346
Distribution fees – Retail Class	309,124
Transfer agent fees	135,718
Administration fees	122,058
Custody fees	54,002
Fund accounting fees	42,903
Registration fees	25,595
Miscellaneous expenses	22,922
Reports to shareholders	13,633
Audit fees	11,565
Chief Compliance Officer fees	6,336
Legal fees	4,486
Trustee fees	4,437
Insurance expense	166
Total expenses	2,558,291
Net investment income	544,950

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments and
foreign currency transactions	2,521,438
Change in net unrealized
appreciation on investments	40,106,540
Change in net unrealized appreciation of translation
of other assets and liabilities in foreign currency	21,797
Net realized and unrealized gain on
investments and foreign currency transactions	42,649,775
Net increase in net assets
resulting from operations	$43,194,725

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31,	Year Ended
	2012	June 30,
	(Unaudited)	2012
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$544,950	$3,871,815
Net realized gain (loss) on investments and
foreign currency transactions	2,521,438	(22,579,699)
Change in net unrealized
appreciation (depreciation) on
investments and foreign currency	40,106,540	(23,407,312)
Change in net unrealized appreciation
(depreciation) of translation of other
assets and liabilities in foreign currency	21,797	(75,006)
Net increase (decrease) in net assets
resulting from operations	43,194,725	(42,190,202)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Class	(2,511,860)	(1,866,735)
Institutional Class	(1,680,000)	(1,670,940)
Total distributions to shareholders	(4,191,860)	(3,537,675)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding
shares – Retail Class (a)	(4,698,893)	(439,392)
Net decrease in net assets derived
from net change in outstanding
shares – Institutional Class (c)	(14,201,308)	(25,483,711)
Total decrease in net assets from
capital share transactions	(18,900,200)	(25,923,103)
Total increase (decrease) in net assets	20,102,665	(71,650,980)

NET ASSETS
Beginning of period/year	367,777,410	439,428,390
End of period/year	$387,880,075	$367,777,410
Undistributed/(accumulated) net
investment income (loss)	$(961,031)	$2,685,879

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENT OF CHANGES IN NET ASSETS, Continued

(a)	Summary of capital share transactions for Retail Class shares is as follows:

	Six Months Ended
	December 31, 2012		Year Ended
	(Unaudited)		June 30, 2012
	Shares	Value	Shares	Value
Shares sold	452,198	$14,541,533	1,640,536	$50,060,578
Shares issued in
reinvestment
of distributions	69,076	2,289,863	59,974	1,704,453
Shares redeemed (b)	(669,820)	(21,530,289)	(1,721,192)	(52,204,423)
Net decrease	(148,546)	$(4,698,893)	(20,682)	$(439,392)

(b)	Net of redemption fees of $2,357 and $22,870, respectively.
(c)	Summary of capital share transactions for Institutional Class shares is as follows:

	Six Months Ended
	December 31, 2012		Year Ended
	(Unaudited)		June 30, 2012
	Shares	Value	Shares	Value
Shares sold	360,311	$11,426,335	1,068,186	$32,187,975
Shares issued in
reinvestment
of distributions	40,515	1,339,422	46,774	1,325,571
Shares redeemed (d)	(841,405)	(26,967,065)	(1,992,956)	(58,997,257)
Net decrease	(440,579)	$(14,201,308)	(877,996)	$(25,483,711)

(d)	Net of redemption fees of $60 and $10, respectively.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

Retail Class
	Six Months
	Ended
	December 31,
	2012		Year Ended June 30,
	(Unaudited)		2012	2011	2010	2009	2008
Net asset value,
beginning of period/year	$30.27		$33.67	$26.83	$24.71	$32.56	$36.54

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.03	*	0.25 *	0.20	0.14	0.18	0.34
Net realized and unrealized

gain (loss) on investments	3.59		(3.41)	6.80	2.14	(7.64)	(3.98)
Total from investment
operations	3.62		(3.16)	7.00	2.28	(7.46)	(3.64)

LESS DISTRIBUTIONS:
From net investment income	(0.33)		(0.24)	(0.16)	(0.16)	(0.37)	(0.23)
From net realized gain	—		—	—	—	(0.02)	(0.11)
Total distributions	(0.33)		(0.24)	(0.16)	(0.16)	(0.39)	(0.34)
Paid-in capital from
redemption fees	0.00	**	0.00 **	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value,
end of period/year	$33.56		$30.27	$33.67	$26.83	$24.71	$32.56
Total return	11.97	%^	(9.34)%	26.12%	9.19%	(22.78)%	(10.09)%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$256.2		$235.5	$262.7	$192.2	$155.8	$176.9
Portfolio turnover rate	8	%^	28%	8%	10%	13%	4%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	1.45	%+	1.46%	1.45%	1.48%	1.51%	1.49%
After fees waived/recouped
and expenses absorbed	1.45	%+	1.46%	1.46%	1.50%	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	0.18	%+	0.83%	0.67%	0.57%	0.86%	1.13%
After fees waived/recouped
and expenses absorbed	0.18	%+	0.83%	0.66%	0.55%	0.87%	1.12%

*	Average shares method.
**	Less than $0.01 per share.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

Institutional Class
	Six Months
	Ended
	December 31,
	2012		Year Ended June 30,
	(Unaudited)		2012	2011	2010	2009	2008
Net asset value,
beginning of period/year	$30.23		$33.64	$26.80	$24.67	$32.59	$36.57

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.07	*	0.37 *	0.30	0.23	0.38	0.42
Net realized and unrealized
gain (loss) on investments	3.59		(3.45)	6.79	2.13	(7.78)	(3.96)
Total from investment
operations	3.66		(3.08)	7.09	2.36	(7.40)	(3.54)

LESS DISTRIBUTIONS:
From net investment income	(0.42)		(0.33)	(0.25)	(0.23)	(0.50)	(0.33)
From net realized gain	—		—	—	—	(0.02)	(0.11)
Total distributions	(0.42)		(0.33)	(0.25)	(0.23)	(0.52)	(0.44)
Paid-in capital from
redemption fees (Note 2)	0.00	**	0.00 **	0.00 **	0.00 **	0.00 **	—
Net asset value,
end of period/year	$33.47		$30.23	$33.64	$26.80	$24.67	$32.59
Total return	12.14	%^	(9.09)%	26.49%	9.51%	(22.57)%	(9.82)%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$131.7		$132.3	$176.7	$117.1	$96.5	$96.5
Portfolio turnover rate	8	%^	28%	8%	10%	13%	4%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.15	%+	1.16%	1.15%	1.18%	1.21%	1.19%
After fees waived and
expenses absorbed	1.15	%+	1.16%	1.16%	1.20%	1.20%	1.20%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.49	%+	1.21%	1.00%	0.87%	1.21%	1.42%
After fees waived and
expenses absorbed	0.49	%+	1.21%	0.99%	0.85%	1.22%	1.41%

*	Average shares method.
**	Less than $0.01 per share.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

Portfolio 21 Global Equity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on September 30, 1999.

The Fund offers Retail and Institutional shares.  Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that Retail shares bear Distribution and Sub-Transfer Agent fees.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Fund is to seek long-term growth of capital.  The Fund seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of  any size market capitalization that satisfy certain environmental responsibility criteria.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected FT Interactive Data (“FTID”) to provide pricing data with respect to foreign security holdings held by the Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012 (Unaudited), Continued

exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence interval when determining the use of the FTID provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FTID provides the confidence interval for each security for which it provides a price. If the FTID provided price falls within the confidence interval the Fund will value the particular security at that price. If the FTID provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  The FTID valued foreign securities as discussed in the paragraph above are considered fair value securities by the Fund.  As of December 31, 2012, the Fund did not hold fair valued securities other than securities fair valued by FTID.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principles (GAAP) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012 (Unaudited), Continued

identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The end of period timing recognition is used for the transfers between the levels of the Fund’s assets and liabilities.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012 (Unaudited), Continued

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012.  See the Schedule of Investments for industry breakouts:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$14,714,370	$6,329,181	$—	$21,043,551
Consumer Staples	7,151,180	16,476,883	—	23,628,063
Financials	17,045,534	4,122,575	—	21,168,109
Health Care	23,252,100	48,324,621	—	71,576,721
Industrials	49,383,069	30,437,218	—	79,820,287
Information Technology	70,577,789	17,687,334	—	88,265,123
Materials	8,495,100	18,451,645	—	26,946,745
Telecommunication Services	3,778,500	6,472,236	—	10,250,736
Utilities	6,163,300	17,642,253	—	23,805,553
Total Common Stocks	200,560,942	165,943,946	—	366,504,888
Preferred Stocks	4,689,900	4,936,290	—	9,626,190
Short-Term Investment	11,686,879	—	—	11,686,879
Total Investments
in Securities	$216,937,721	$170,880,236	$—	$387,817,957

Transfers into Level 2		$—
Transfers out of Level 2		1,800,000
Net Transfers in and/or out of Level 2		$1,800,000
Transfers into Level 1		1,800,000
Transfers out of Level 1		—
Net Transfers in and/or out of Level 1		$1,800,000

No transfers were made into or out of Level 3 during the six months ended December 31, 2012.

Transfers were made into Level 1 from Level 2 as the security traded on a securities exchange on December 31, 2012.

B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012 (Unaudited), Continued

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes.  The Fund has elected to be taxed as a “registered investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Under current tax laws, losses after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies the major tax jurisdictions as U.S. Federal and the State of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012 (Unaudited), Continued

income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted (U.S. GAAP) in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and assets, minus all liabilities including estimated accrued expenses by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

J.	New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) No.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012 (Unaudited), Continued

2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and  IFRS.  ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Portfolio 21 Investments, (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor provides all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund.  As compensation for its services, for the six months ended December 31, 2012, the Fund incurred $1,805,346 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50% for the Retail Class and 1.20% for the Institutional Class of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment.  As of December 31, 2012, the Fund has recouped all available fees waived in prior years.

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012 (Unaudited), Continued

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant and transfer agent.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the funds.  Fees paid by the Fund for Administration and Chief Compliance Officer services for the period ended December 31, 2012 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s custodian.  Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares.  The Plan provides that the Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of Retail shares.  No distribution fees are paid by Institutional shares.  The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred.  For the six months ended December 31, 2012, the Fund incurred $309,124 in distribution fees.

The Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to Retail Class shares.  Under the Arrangements, the Fund will pay Sub-Transfer Agents, at an annual rate of up to 0.05% of the average daily net assets of Retail shares.  All Arrangements must be approved by the Board of Trustees.  For the six months ended December 31, 2012, the Fund incurred $61,825 in Sub-Transfer Agent fees.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2012, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $28,693,937 and $56,581,409, respectively.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2012 (Unaudited), Continued

There were no purchases or sales of long-term U.S. Government securities for the six months ended December 31, 2012.

The cost basis of investments for federal income tax purposes at December 31, 2012 was as follows:

Cost of investments	$284,858,095
Gross tax unrealized appreciation	110,328,292
Gross tax unrealized depreciation	(7,368,430)
Net tax unrealized appreciation	$102,959,862

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended December 31, 2012 and the year ended June 30, 2012 was as follows:

	December 31, 2012	June 30, 2012
Distributions paid from:
Ordinary income	$4,191,860	$3,537,675
	$4,191,860	$3,537,675

As of June 30, 2012, the components of accumulated earnings/(losses) on a tax basis were as follows:

Net unrealized appreciation	$62,853,322
Undistributed ordinary income	3,289,932
Undistributed long-term capital gain	—
Total distributable earnings	3,289,932
Other accumulated gain/(loss)	(45,071,966)
Total accumulated gain/(loss)	$21,071,288

Under tax law, certain capital and foreign currency losses realized after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2012, the Fund deferred, on a tax basis, post October loss of $19,262,273.  At June 30, 2012, the Fund had capital loss carryforwards available for federal income tax purposes of $7,767,442 which expire in 2017, $9,433,697 which expire in 2018 and $5,325,263 which expire in 2019 and $3,260,970 of short-term generated which has no expiration; to offset future gains.

Portfolio 21 Global Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 13 and 14, 2012, the Board (which is comprised of four persons who are Independent Trustees as defined under the Investment Company Act and one Interested Trustee) considered and approved the continuance of the Advisory Agreement for the Portfolio 21 Global Equity Fund (the “Fund” and formerly Portfolio 21), a series of Professionally Managed Portfolios (the “Trust”) with Portfolio 21 Investments (the “Advisor”), for another annual term.  At this meeting and at a prior meeting held on May 14 and 15, 2012, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  In this regard, the Board considered the Advisor’s experience and expertise investing in companies with a commitment to environmental sustainability.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.	The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio

Portfolio 21 Global Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications.

The Board noted that the Fund had underperformed its peer group median for the year-to-date, one-year and three-year periods and was in line with its peer group median for the five-year and ten-year periods.  The Board also noted that the Fund was subject to social investment criteria, which may limit its investment opportunities relative to its peer group.

The Board also considered any differences of performance between similarly managed accounts and the performance of the Fund and found the differences to be reasonable.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50% for the Fund’s Retail Class shares and 1.20% for its Institutional Class shares.  The Board noted that the Fund’s advisory fee was above its peer group median, while the net expense ratio was slightly below its peer group median.  The Board noted that the Advisor had recouped some of the expenses it had previously paid on behalf of the Fund.

The Board took into consideration the services the Advisor provided to its sub-advised and separately managed account clients comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the fees charged to the Fund were in line with the fees charged by the Advisor to its other investment management clients.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitations.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but would revisit this issue in the future as circumstances changed and asset levels increased.

Portfolio 21 Global Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in the form of 12b-1 fees paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Portfolio 21 Global Equity Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (866) 209-1962.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (866) 209-1962.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available upon request without charge by calling (866) 209-1962.  Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.  In addition, the Fund also discloses its complete  holdings and certain other portfolio characteristics on its web site at www.Portfolio21.com by the fourth business day after each month-end.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution).  We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

The Fund is pleased to offer the convenience of viewing shareholder communications, including the Fund prospectuses, annual and semi-annual reports, and proxy statements online.  Please go to www.Portfolio21.com for more information or to sign up for this service.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling (866) 209-1962.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s web site at www.Portfolio21.com.

Portfolio 21 Global Equity Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing Portfolio 21 Global Equity Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of Portfolio 21 Global Equity Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
PORTFOLIO 21
721 NW 9th Avenue
Portland, Oregon  97209
(877) 351-4115

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel PAUL HASTINGS LLP Park Avenue Tower 75 E. 55th Street, Floor 15 New York, New York 10022

Portfolio 21 Global Equity Fund – Retail Class
Symbol – PORTX
CUSIP – 742935588

Portfolio 21 Global Equity Fund – Institutional Class
Symbol – PORIX
CUSIP – 742935356

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date    March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date    March 6, 2013

By (Signature and Title)      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date    February 26, 2013

* Print the name and title of each signing officer under his or her signature.